BROWN ADVISORY FUNDS

Brown Advisory – Macquarie Asia New Stars Fund
(the “Fund”)

Institutional Shares (BAFNX)
Investor Shares (BIANX)
Advisor Shares (Not Available for Sale)

Supplement dated May 1, 2017
to the Summary Prospectus, Prospectus (collectively, the “Prospectus”) and Statement of Additional
Information (“SAI”) dated October 31, 2016

At a meeting held on February 9, 2017, the Board of Trustees of the Brown Advisory Funds approved certain changes to the investment policy, investment objective, principal investment strategy and name of the Fund (the Fund was formerly known as the Brown Advisory Emerging Markets Small-Cap Fund) to take effect as of today.

Accordingly, effective immediately, all references to the Brown Advisory Emerging Markets Small-Cap Fund are deleted from the Prospectus and SAI. Shares of the Fund are now currently offered under a separate Summary Prospectus, Prospectus, and Statement of Additional Information, each dated May 1, 2017.

Investors should retain this supplement for future reference